                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1999.

                                                /s/ RICHARD AURELIO
                                          -------------------------------
                                                  RICHARD AURELIO

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 3rd day of February, 1999.

                                                /s/ JAMES A. CARRIGG
                                          -------------------------------
                                                  JAMES A. CARRIGG

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 23rd day of February, 1999.

                                                /s/ ALISON CASARETT
                                          -------------------------------
                                                  ALISON CASARETT

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 3rd day of February, 1999.

                                              /s/ JOSEPH J. CASTIGLIA
                                          -------------------------------
                                                JOSEPH J. CASTIGLIA

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 8th day of February, 1999.

                                                /s/ LOIS B. DEFLEUR
                                          -------------------------------
                                                  LOIS B. DEFLEUR

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 19th day of February, 1999.

                                               /s/ EVERETT A. GILMOUR
                                          -------------------------------
                                                 EVERETT A. GILMOUR

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 5th day of February, 1999.

                                                 /s/ PAUL L. GIOIA
                                          -------------------------------
                                                   PAUL L. GIOIA

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 3rd day of February, 1999.

                                                 /s/ JOHN M. KEELER
                                          -------------------------------
                                                   JOHN M. KEELER

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 2nd day of February, 1999.

                                                  /s/ BEN E. LYNCH
                                          -------------------------------
                                                    BEN E. LYNCH

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 3rd day of February, 1999.

                                               /s/ ALTON G. MARSHALL
                                          -------------------------------
                                                 ALTON G. MARSHALL

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 18th day of February, 1999.

                                                 /s/ WALTER G. RICH
                                          -------------------------------
                                                   WALTER G. RICH

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and F. Lee, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-16201, 033-54155 and 33-54993 of the Corporation in connection with increasing the number of unissued shares remaining under such registration statements as a result of the two for one stock split of the Corporation's Common Stock ($.01 Par Value) outstanding at the close of business March 12, 1999, without any change in the par value thereof, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of February, 1999.

                                              /s/ WESLEY W. VON SCHACK
                                          -------------------------------
                                                WESLEY W. VON SCHACK